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                                                                    EXHIBIT 23.1




                        CONSENT OF INDEPENDENT AUDITORS


The Board of Directors and Stockholders
MGI PHARMA, INC.:


We consent to the use of our reports dated February 4, 2000, except as to Note 8 which is as of March 14, 2000, included and incorporated by reference herein and to the reference to our firm under the heading "Experts" in the prospectus in this Form S-3 registration statement.



/s/ KPMG LLP


Minneapolis, Minnesota
May 5, 2000